14. OTHER ASSETS (Tables)	12 Months Ended
Dec. 31, 2020
PAMEC Plan [Member]
Schedule of other assets
	2020	2019
Receivables - SISTEL (i)	427,451
Advances to and amounts recoverable from suppliers	294,553	767,900
Amounts receivable from the sale of property, plant and equipment items	308,806	302,947
Amounts receivable	177,626	53,406
Advances to employees	48,257	79,830
Other	93,303	86,165
Total	1,349,996	1,290,248
Current	754,292	852,581
Non-current	595,704	437,667

(i) The receivables from Fundação Sistel, a nonprofit, private welfare and pension entity (Note 27 a)) arise from the Company’s interest in the distribution of the PBS-A plan surplus, duly approved by the National Pension Plan Authority (PREVIC). As at December 31, 2020, the Company had claim to twenty-three (23) installments of receivables that are adjustable according to the Plan’s profitability.